UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 12, 2004 (October 6, 2004)

OPNET Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30931	52-1483235
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

7255 Woodmont Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(240) 497-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On October 6, 2004, OPNET Technologies, Inc. (the “Company”) completed the acquisition of Altaworks Corporation (“Altaworks”) via the merger of N Company Acquisition Corp., a wholly owned subsidiary of the Company (the “Transitory Subsidiary”), into Altaworks, pursuant to an Agreement and Plan of Merger dated September 3, 2004, by and among the Company, the Transitory Subsidiary, and Altaworks (the “Agreement”). Immediately following the consummation of the merger, Altaworks became a wholly-owned subsidiary of the Company. As a result, the Company acquired all assets Altaworks. Under the terms of the Agreement, the purchase price, including certain assumed liabilities, totaled approximately $3.5 million; the purchase price was paid in cash from the Company’s working capital.

Item 7.01.	Regulation FD Disclosure

On October 6, 2004, the Company issued a press release announcing that it had completed its acquisition of Altaworks. The information in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

It is impractical for the Company to provide the required financial statements of Altaworks, the acquired business, at this time. The Company will file the financial statements by amendment to this report no later than December 22, 2004.

(b)	Pro Forma Financial Information

It is impractical for the Company to provide the required pro forma financial information at this time. The Company will file pro forma financial information by amendment to this report no later than December 22, 2004.

(c)	Exhibits

2.1 Agreement and Plan of Merger, dated September 3, 2004, by and among OPNET Technologies, Inc., N Company Acquisition Corp. and Altaworks Corporation

99.1 Press Release issued by the Company on October 6, 2004 (1).

(1) This exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPNET TECHNOLOGIES, INC.

Date: October 12, 2004	By:	/s/ Joseph W. Kuhn
Joseph W. Kuhn

Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated September 3, 2004, by and among OPNET Technologies, Inc., N Company Acquisition Corp. and Altaworks Corporation

99.1	Press release issued by the Company on October 12, 2004

4